                    CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENTS

                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                November 13, 2003
                       ----------------------------------
                                 Date of Report
                        (Date of Earliest Event Reported)

                               TANGO INCORPORATED
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Florida                                     98-019822
  ----------------------------   ---------------    ----------------
  (State or other jurisdiction    (Commission      (IRS Employer
       of incorporation)           File Number)     Identification No.)

               18055 A NE SAN RAFAEL STREET PORTLAND, OREGON 97230
           -----------------------------------------------------------
           (Address of Principal Executive Offices including zip code)

                                 (503) 492-1500
               --------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 4.          Changes in Registrant's Certifying Accountant

The firm of Morgan and Company, Vancouver British Columbia had been retained by the Company to perform auditing tasks for the Company and has been the auditor for the past few years. Unfortunately, Morgan and Company is no longer eligible to perform the required tasks for the Company. Consequently, the firm of
Berkovits, Largo & Company, LLP, 8211 West Broward Blvd, Plantation Florida,
33324 was retained to perform these auditing tasks for the Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Tango Incorporated

By:      /s/ Todd Violette
         ---------------------------
             Todd Violette, Director

By:      /s/ Sameer Hirji
         ---------------------------
             Sameer Hirji, Director

Dated:  November 13, 2003